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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this filing of Affiliated Computer Services, Inc. ("Company") on Form 8-K of our report on the consolidated financial statements of The Genix Group, Inc. and subsidiaries dated March 7, 1996 included in the Prospectus, which is a part of the Company's Registration Statement on Form S-3 (File Number 333-05639) dated June 24, 1996.

Deloitte & Touche LLP

Detroit, Michigan
July 8, 1996